UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 8, 2013

DCP MIDSTREAM PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware	001-32678	03-0567133
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
370 17th Street, Suite 2500
Denver, Colorado 80202
(Address of principal executive offices) (Zip Code)
(303) 633-2900
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On November 8, 2013, DCP Midstream Partners, LP (the “Partnership”), DCP Midstream GP, LP, and DCP Midstream GP, LLC (collectively, the “DCP Parties”) entered into an equity distribution agreement (the “Equity Distribution Agreement”) with Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Credit Suisse Securities (USA) LLC (each, a “Sales Agent” and collectively, the “Sales Agents”). Pursuant to the Equity Distribution Agreement, the Partnership may issue and sell from time to time through the Sales Agents common units representing limited partner interests in the Partnership (the “Common Units”) having an aggregate offering price of up to $300,000,000. Under the terms of the Equity Distribution Agreement, the Partnership may also sell Common Units from time to time to any Sales Agent as principal for its own account at a price to be agreed upon at the time of sale. Any sale of Common Units to a Sales Agent as principal would be pursuant to the terms of a separate terms agreement between the Partnership and such Sales Agent.

The Common Units will be issued pursuant to the Partnership’s shelf registration statement on Form S-3 (Registration No. 333-189346), which was declared effective on June 27, 2013.

The Equity Distribution Agreement contains customary representations, warranties, and other terms, including an agreement by the DCP Parties to indemnify the Sales Agents against certain liabilities arising under the Securities Act of 1933, as amended, or to contribute to payments the Sales Agents may be required to make in respect of those liabilities.

The foregoing description of the Equity Distribution Agreement is not complete and is qualified in its entirety by reference to the full and complete terms of the Equity Distribution Agreement, which is attached to this Current Report on Form 8-K as Exhibit 1.1 and incorporated herein by reference.

The Sales Agents and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory, commercial banking, and investment banking services for the Partnership and its affiliates, for which they received or will receive customary fees and expense reimbursement. Affiliates of the Sales Agents are lenders under the Partnership’s revolving credit facility, and may, in the future, hold the Partnership’s commercial paper. To the extent the Partnership uses proceeds from this offering to repay indebtedness under its revolving credit facility or commercial paper program, such affiliates may receive a portion of the proceeds from this offering.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.1
Equity Distribution Agreement dated November 8, 2013 among DCP Midstream Partners, LP, DCP Midstream GP, LP, DCP Midstream GP, LLC, and Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Credit Suisse Securities (USA) LLC

5.1	Opinion of Holland & Hart LLP

8.1	Opinion of Holland & Hart LLP

23.1	Consent of Holland & Hart LLP (included in Exhibit 5.1)

23.2	Consent of Holland & Hart LLP (included in Exhibit 8.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 8, 2013	DCP Midstream Partners, LP

By: DCP Midstream GP, LP
its General Partner

By: DCP Midstream GP, LLC
its General Partner

By: /s/ Michael S. Richards
Name: Michael S. Richards
Title: Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

1.1
Equity Distribution Agreement dated November 8, 2013 among DCP Midstream Partners, LP, DCP Midstream GP, LP, and DCP Midstream GP, LLC, and Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Credit Suisse Securities (USA) LLC

5.1	Opinion of Holland & Hart LLP

8.1	Opinion of Holland & Hart LLP

23.1	Consent of Holland & Hart LLP (included in Exhibit 5.1)

23.2	Consent of Holland & Hart LLP (included in Exhibit 8.1)